UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2018

Seacoast Banking Corporation of Florida

(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

815 Colorado Avenue, Stuart, FL		34994
(Address of principal executive offices)		(Zip Code)

(772) 287-4000

(Registrant's telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, Seacoast Banking Corporation of Florida (the “Company”) held its 2018 Annual Meeting of Shareholders. Of the 46,982,399 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 42,985,370 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s shareholders are described below:

Proposal One – Elect Directors: To re-elect the four incumbent Class I directors. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jacqueline L. Bradley	37,048,236	71,409	5,865,725
H. Gilbert Culbreth, Jr.	36,910,347	209,298	5,865,725
Christopher E. Fogal	36,492,973	626,672	5,865,725
Timothy S. Huval	36,987,085	132,560	5,865,725
Herbert A. Lurie	34,156,886	2,962,759	5,865,725

The five nominees were each elected to the board by a plurality of the votes cast, as required by the Company’s bylaws.

Proposal Two – Amend the Company’s Amended and Restated Articles of Incorporation to Increase Authorized Capital Stock: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 to 120,000,000 shares.

Votes For	Votes Against	Abstentions
41,153,810	1,282,078	549,482

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved. A copy of the amendment to the Company’s Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.

Proposal Three – Amend the Company’s 2013 Incentive Plan to Increase Authorized Shares: To approve a proposed amendment to the 2013 Incentive Plan to increase the number of shares authorized to be issued under the Plan.

Votes For	Votes Against	Broker Non-Votes	Abstentions
35,677,701	1,235,936	5,865,725	206,008

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The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Four – Ratification of Auditors: To ratify the appointment of Crowe Horwath LLP as independent auditors for the Company for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
42,710,980	180,259	94,131

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Five – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement.

Votes For	Votes Against	Broker Non-Votes	Abstentions
36,006,360	1,032,317	5,865,725	80,968

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Seacoast Banking Corporation of Florida.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
Chairman and Chief Executive Officer

Date:	May 30, 2018

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